Filed pursuant to Rule 497(e)
File Nos. 333-201530; 811-23024

PSCX	Pacer Swan SOS Conservative (December) ETF
PSCW	Pacer Swan SOS Conservative (April) ETF
PSCJ	Pacer Swan SOS Conservative (July) ETF
PSCQ	Pacer Swan SOS Conservative (October) ETF
PSMD	Pacer Swan SOS Moderate (December) ETF
PSMR	Pacer Swan SOS Moderate (April) ETF
PSMJ	Pacer Swan SOS Moderate (July) ETF
PSMO	Pacer Swan SOS Moderate (October) ETF
PSFD	Pacer Swan SOS Flex (December) ETF
PSFM	Pacer Swan SOS Flex (April) ETF
PSFJ	Pacer Swan SOS Flex (July) ETF
PSFO	Pacer Swan SOS Flex (October) ETF
PSFF	Pacer Swan SOS Fund of Funds ETF

Supplement dated October 6, 2021 to the
Statement of Additional Information (“SAI”), dated December 23, 2020, as previously supplemented
Effective September 16, 2021, the Board of Trustees (the “Board”) of Pacer Funds Trust (the “Trust”) appointed Colin C. Lake as a trustee of the Board and accepted the resignation of Dennis J. Ryan. All references to Mr. Ryan are deleted in their entirety.
The table under “Members of the Board and Officers of the Trust” is supplemented as follows:

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships held by Trustee During Past Five Years
Independent Trustees
Colin C. Lake Born: 1971	Trustee	Indefinite Term; since 2021	Founder/President, Developing the Next Leaders, Inc. (consulting) (since 2016)	48	None
The“Individual Trustee Qualifications” section is supplemented as follows:
The Trust has concluded that Mr. Lake should serve as Trustee because of his extensive experience in the financial services industry. The Trust believes that Mr. Lake’s business acumen and understanding of financial issues provide an appropriate background in areas applicable to investment company oversight.

Filed pursuant to Rule 497(e)
File Nos. 333-201530; 811-23024
Effective September 15, 2021, Perpetua Seidenberg resigned from her role as Chief Compliance Officer and AML Officer of the Trust. All references to Ms. Seidenberg should be disregarded. Effective September 15, 2021, the Board elected Justin Dausch as Chief Compliance Officer and AML Officer of the Trust.
Accordingly, the table in the “Principal Officers of the Trust” section of the SAI is hereby removed and replaced with the following:
Principal Officers of the Trust. The officers of the Trust conduct and supervise its daily business. The address of each officer of the Trust, unless otherwise indicated below, is c/o Pacer Advisors, Inc., 500 Chesterfield Parkway, Malvern, Pennsylvania 19355.

Name and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Joe M. Thomson Born: 1944	Trustee, Chairman, President, and Principal Executive Officer	Indefinite Term; since 2014	Founder/President, Pacer Advisors, Inc. (since 2005); President and Chief Compliance Officer, Pacer Financial, Inc. (since 2004)
Sean E. O’Hara Born: 1962	Treasurer and Principal Financial Officer	Indefinite Term; since 2014	Director, Index Design Group (since 2015); Director, Pacer Financial, Inc. (since 2007); Director, Pacer Advisors, Inc. (since 2007)
Bruce Kavanaugh Born: 1964	Secretary and Portfolio Manager	Indefinite Term; since 2016	Vice President, Pacer Advisors, Inc. (since 2005); Vice President, Pacer Financial, Inc. (since 2004)
Justin Dausch Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Born: 1990	Chief Compliance Officer and AML Officer	Indefinite Term; since 2021	Director, Vigilant, since 2017; Compliance Associate, HSBC (investment banking company), 2015-2017
Please retain this Supplement with your SAI for future reference.

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